UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   December 21, 2004
                                                  ----------------------


                             Advanced Photonix, Inc
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             (Exact Name of Registrant as specified in its Charter)


 Delaware                           1-11056                      33-0325826
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(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)              Identification No.)


 1240  Avenida Acaso, Camarillo, California                          93012
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 Address of Principal Executive Offices)                           (ZIP Code)


Registrant's telephone number, including area code:       (805) 987-0146
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

On December 21, 2004, Advanced Photonix, Inc. ("API") entered into a Stock Purchase Agreement (the "Agreement") with Robert Kinard and Dennis Mattock as the sole stockholders of Photonic Detectors, Inc, ("PDI"), whereby API purchased all of the issued and outstanding shares of stock of PDI for a purchase price of $1,075,000 cash and 113,572 shares of API's Class A Common Stock. PDI is a privately owned developer and manufacturer of optoelectronic components and assemblies, specializing in high-performance silicon photodiodes. See Section
2.01 below for further details on the acquisition.



Item 2.01         Completion of Acquisition or Disposition of Assets.

On December 21, 2004, API purchased from the Robert Kinard and Dennis Mattock (the "Sellers") all of the issued and outstanding shares of common stock of PDI pursuant to the terms of the Agreement. None of the Sellers is an affiliate of API, or any of API's executive officers, directors or principal shareholders. The principal assets owned by Sellers are its customer base, its equipment used in the manufacture and assembly of custom optoelectric semiconductor based components, and related inventory and raw materials.

The purchase price remains subject to an adjustment based on the PDI's financial statements as of December 21, 2004. This purchase price was determined through arm's-length negotiations between the parties. API used cash from its working capital accounts to pay the cash portion of the purchase price.



Item 7.01         Regulation FD Disclosure

On December 21, 2004, API issued the attached press release regarding the acquisition of PDI. The release is attached to this Form 8-K as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing. By filing this report on Form 8-K and furnishing or referring to this information, API makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that was not previously publicly available.

Exhibits:
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 Exhibit
 Number               Exhibit
 ------               -------
   2.1                Stock Purchase Agreement dated December 21, 2004, by and
                      among API and the Stockholders named therein.

  99.1                Press Release of API, dated December 21, 2004







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ADVANCED PHOTONIX, INC.



                                       By:  /s/ Richard Kurtz
                                            ---------------------------------
                                            Richard Kurtz
                                            Chief Executive Officer



Dated: December 23, 2004